                                                                   EXHIBIT 10.11



                    TURNKEY SERVICE AND PURCHASE AGREEMENT

This Agreement is effective as of August 31, 1999 and is between Cobalt Networks, Inc., a California corporation ("Cobalt"), having offices located at 555 Ellis Street, Mountain View, CA, 94043 and SMTC Manufacturing Corporation, a California corporation ("SMTC"), having office at 2302 Trade Zone Blvd, San Jose, CA 95131.


                                   RECITALS

A. Cobalt is a developer and marketer of network appliances and SMTC is a provider of turnkey contract manufacturing and order fulfillment services to technology companies.

B. Cobalt wishes to utilize A services to manufacture Cobalt's network appliance products and fulfill orders for such products and SMTC wishes to provide such services to Cobalt.

     In consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.   DEFINITIONS

     1.1  "Assembly" means a hardware reference design and associated
           --------
     documentation which provides the design and associated bill of materials for a Cobalt network appliance product to enable SMTC to manufacture such product for Cobalt and package such product for shipment to customers.

     1.2  "Board" means a fully assembled printed circuit board subassembly for
           -----
     a Cobalt network appliance product.

     1.3  "A" means an engineering change order or notice from Cobalt
           ---
     requiring a change in the Assembly for a particular Cobalt network appliance product.

     1.4  "Finished Good" means a fully assembled Cobalt network appliance
           -------------
     product packaged and ready to ship to a customer.

     1.5  "Intellectual Property Rights" means all intellectual or proprietary
           ----------------------------
     rights, including but not limited to, copyrights, moral rights, patent rights (including patent applications and disclosures), rights of privacy, mask work rights, and trade secret rights, recognized in any country or jurisdiction in the world.

     1.6  "Product" means a particular Cobalt network appliance product listed
           -------
     on Appendix A, which Appendix also sets forth the initial prices and
        ----------
     material costs applicable to each such Product.

     1.7  "Manufacturing Site" means the SMTC manufacturing site selected by
           ------------------
     mutual agreement of Cobalt and SMTC to manufacture and assemble Boards. The initial manufacturing site will be the SMTC facility in San Jose, CA.

2.0 APPOINTMENT

     2.1  Appointment.  Cobalt hereby appoints, and SMTC hereby accepts
          -----------
     appointment, as an independent, nonexclusive contract manufacturer and order fulfillment service for all Cobalt Products.

3.0  SPECIAL PURCHASE ORDER PROCEDURE FOR FIRST 90 DAYS

     3.1  Special Purchase Order.  On the effective date of this Agreement,
          ----------------------
     Cobalt shall place a firm written purchase order (the "Special Purchase Order") to purchase Finished Goods for delivery to Cobalt customers during the first 90 days of this Agreement (the "Initial Term"). The purchase order will specify the number of Finished Goods of a particular Product which Cobalt desires to purchase, the requested date(s) for availability of such Finished Goods for delivery to Cobalt customers and the prices applicable to such Finished Goods. The Special Purchase Order is non-cancelable.

     3.2  Rescheduling; Increased Quantities. Cobalt may reschedule the monthly
          ----------------------------------
     portion of the Special Purchase Order once per month by giving written notice to SMTC, provided that the rescheduled date for availability to Cobalt customers is within thirty (30) days of the originally scheduled date. During the Initial Term, Cobalt may increase the quantity of Finished Goods ordered for a particular month upon written notice to SMTC prior to the end of the preceding month; provided, however, that SMTC will not be obligated to accept any portion of a purchase order which is more than [***] above the amount originally ordered for a particular month. SMTC will confirm acceptance of this increase in writing within 5 days. For the purposes of this Agreement, months shall be calculated from the effective date of this Agreement.


4.0  BUILD-TO-ORDER AND ORDER FULFILLMENT



     4.1  Rolling Forecast. On the effective date of this Agreement and on each
          ----------------
     monthly anniversary thereafter, Cobalt shall provide SMTC with a six (6) month rolling forecast of requirements for Boards for each Product in the form attached hereto as Appendix B (the "Forecast"). The Forecast will be
                             ----------
     non-binding; provided, however, that commencing with the Forecast delivered on the third monthly anniversary of this Agreement, the first month of each Forecast will be binding. Cobalt is liable for all completed Boards covered by Notices (defined in Section 4.3) and work in process Boards covered by a binding Forecast. A list of the completed Boards covered by Notices and the work in process Boards shall be provided by SMTC if requested in writing by Cobalt.


     4.2  Manufacturing; Inventory of Assembly Components.   During the term of
          -----------------------------------------------
     this Agreement, SMTC shall direct its Manufacturing Site to manufacture and configure Finished Goods per Notices and have Finished Goods available for delivery to Cobalt's customers at all times. SMTC agrees to provide upside flexibility of [***] additional demand during [***] period, based on a [***] average of rolling demand forecasts provided to SMTC by Cobalt. SMTC shall at all times maintain sufficient quantities of Assembly components in inventory to timely manufacture such Finished Goods determined by Cobalt Notices. In addition, during each month for which the Forecast has become binding, SMTC shall order a sufficient number of the long lead time items, including those items set forth on Appendix C, within the lead times as
                                        ----------
     would enable it to manufacture a number of Finished Goods in the second and third months of such Forecast corresponding to the number of Boards in the Forecast for such months. SMTC shall stock pile Boards at the Manufacturing site for assembly into Finished Goods per Cobalt Notice. SMTC shall use its best efforts to reduce the Assembly component supplier lead times and shall promptly notify Cobalt of any change in such lead times. Cobalt may elect to purchase Assembly components and consign them to SMTC for assembly into Finished Goods.


     4.3  Customer Supplied Components.  In the event that Cobalt supplies
          ----------------------------
          components to SMTC, these components are being purchased by SMTC with terms of payment of [***] days. The pricing for such customer supplied components are set forth in Appendix A. In the event that the
                                               ----------
          components have not been consumed by Cobalt


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     requirements within [***] of receipt, SMTC has the right to return these parts to Cobalt for immediate credit or, as an alternative, to mutually agree to extend payment terms for an additional period until all components are consumed in assemblies shipped to Cobalt. Cobalt remains liable for the Cobalt unique components until they are consumed by assemblies build and shipped by Cobalt.


     4.4  Order Fulfillment. Cobalt shall have sole responsibility for
          -----------------
     soliciting and accepting orders from its customers for Finished Goods and shall invoice its customers directly for Finished Goods ordered from Cobalt. Cobalt shall provide SMTC with an order tracking number, customer name, shipping address, method of shipping and promised delivery date for each order accepted by Cobalt from a customer of the Products in the form of notice or any other mechanism agreed to by Cobalt and SMTC (a "Notice"). SMTC shall fulfill each customer order to meet the promised delivery date set forth in the Notice form. SMTC shall provide a variety of shipping options for Cobalt's customers and shall ship Finished Goods to customers at the most favorable rate available to SMTC for the chosen shipping option. To the extent that Cobalt's customer has specific shipping instructions or routing guides, SMTC shall ship Finished Goods to Cobalt's customers in accordance with the specific shipping instructions or routing guides. All freight, federal, state, and local sales, use, excise, and similar taxes and charges arising in connection with the sale and delivery of the Products to Cobalt's customers shall be borne by Cobalt. All expenses relating to interfacing Cobalt's MRP system with SMTC shall be borne by SMTC.


     4.5  System Interfaces. SMTC shall be responsible for the expenses related
          -----------------
     to the interface between Cobalt's MRP system and SMTC's systems, including all data transmission lines mutually agreed upon and any related costs for wiring required at the SMTC manufacturing facility. SMTC shall not be responsible for the cost of any Cobalt specific hardware, such as servers, computers and printers.


     4.6  Inspection. Cobalt shall inspect the first production run of Boards
          ----------
     and Finished Goods at the Manufacturing site and verify conformance requirements, which may include Cobalt engineering or manufacturing inspection. After Cobalt has reviewed the first Boards and authorized their release to production, SMTC shall use its best efforts to ensure that the Manufacturing Site maintains conformance to Assembly requirements.

     SMTC will provide incoming and outgoing inspection, assembly and test methods consistent with generally accepted industry standards and/or Cobalt specific inspection requirements mutually agreed to by both parties. The incoming inspection includes, but is not limited to, component level inspection.


     4.7  Designated Suppliers. SMTC will issue purchase orders for Assembly and
          --------------------
     Boards to Suppliers Listed on Appendix D, and for Assembly components to
                                   ---------
     the suppliers listed on Cobalt Approved Vendor List. SMTC shall only purchase Assembly components specified and approved by Cobalt. Any changes in Assembly components or suppliers are subject to Cobalt's advance written consent.

     4.8  Returns. SMTC shall not accept any returns of Finished Goods from
          -------
     Cobalt customers unless authorized by Cobalt in writing pursuant to the return material authorization procedures set forth on Appendix E.
                                                               ----------
     SMTC shall maintain a cross-ship warehousing area to handle returns and cross shipments required to replenish failed units. Data on this stock shall be reported weekly. SMTC shall provide serialization and failure analysis data to Cobalt for design and customer feedback. In the event of epidemic failures [to be defined by Cobalt and SMTC], SMTC will reimburse Cobalt for all reasonable costs associated with maintaining customer goodwill if the failures are due to a manufacturing defect including, but not limited to, product logistics, expediting of repairs, and negotiations with component suppliers


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     with prior mutual agreement between the parties. In any event, Cobalt shall not be entitled to and SMTC shall not be liable for indirect, special, incidental, or consequential damages of any nature, including but not limited to loss of profit, promotional or manufacturing expenses, overhead, injury to reputation or loss of Cobalt customer networks. If the failures are not due to a SMTC manufacturing defect, SMTC will assist Cobalt as required in the areas of logistics, expediting of repairs, and negotiations with component suppliers and will charge for these activities on a cobalt pre-approved, written basis.

     4.9  Product Changes and Discontinuation. Cobalt reserves the right to
          -----------------------------------
     modify or change the Assembly for any of the Products by providing an ECO to SMTC; provided that Cobalt shall be obligated to reimburse SMTC for the cost of any applicable charge, including restocking charge, due to the return of replaced or superceded Assembly components to a vendor or, if SMTC is unable to return replaced or superceded Assembly components listed in Appendix C to a vendor, Cobalt shall be obligated to accept such delivery of, and reimburse SMTC for, such Cobalt unique components. Cobalt acknowledges that ECOs may result in price changes and changes in the delivery schedules of Boards and/or Finished Goods. SMTC shall notify Cobalt of any changes in delivery schedules caused by SMTC's suppliers under ECO or otherwise. SMTC agrees to respond to Cobalt with the impact of any ECO on the price, delivery, one time costs and quality of an Assembly within the following schedule, based on the urgency of the change upon receipt of the order or notice:


     ------------------------------------------------------------------------------------------------------
                      ECO PRIORITY CODE                                   SMTC RESPONSE TIME
     ------------------------------------------------------------------------------------------------------
                          Emergency                                         1 business day
     ------------------------------------------------------------------------------------------------------
                           Routine                                          1 business week
     ------------------------------------------------------------------------------------------------------

     SMTC and Cobalt will review and mutually agree upon the material impact of any ECO. All Finished Goods and work-in-process requiring treatment by any ECO will be considered rework. Cobalt may negotiate price changes caused by an ECO directly with SMTC. Cobalt shall bear the costs of any assembly rework or delays prior to delivery if such rework or delay is due to Cobalt design of Assembly, engineering changes or products or parts that have been supplied to and/or purchased by SMTC from Cobalt. Such products are listed in Appendix F.
        ---------


5.0  Payment Terms

     5.1  Prices. The initial prices for each Product are set forth on Appendix
          ------                                                       --------
     A. Cobalt may add additional Products to Appendix A during the term of this
     -                                       -----------
     Agreement. Cobalt shall pay SMTC for each Finished Product shipped by SMTC to a customer [***] from the date of invoice.


     5.2  Price Changes. SMTC shall immediately notify Cobalt in writing of any
          -------------
     change in price of any Assembly component that increases the total cost of a Finished Good by more than [***] or any increase of more than [***] in price of any Assembly component with a cost of [***] or more. In such event, Cobalt and SMTC shall negotiate an appropriate price change. If Cobalt and SMTC are unable to agree to a new price, SMTC and/or Cobalt may delete the affected items from the Assembly and Cobalt may elect to purchase Assembly components and consign them to SMTC for assembly into Finished Goods.


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     In the event that Cobalt consigns Assembly components to the SMTC, pursuant to this section, the applicable prices shall be reduced by the listed material cost of such deleted Assembly components as indicated in Appendix
                                                                       --------
     A.. SMTC shall warehouse any consigned Assembly components from Cobalt and
     -
     be liable for theft or shrinkage of such Assembly components. SMTC shall receive a fee for warehousing and handling any Assembly components consigned by Cobalt as set forth in Appendix A.
                                         ----------


     5.3 Price Review on Hard Drives and Memory. Cobalt and SMTC agree to mutually review pricing on hard drives and memory on a monthly basis. SMTC will provide pricing for these commodities to Cobalt on or before the 20/th/ day of each calendar month. Acceptance of revised pricing for these hard drive and memory commodity components is by mutual agreement between Cobalt and SMTC by no later than the 25/th/ day of each calendar month. The selling price of assemblies affected by revised hard drive or memory costs will be adjusted for the calendar month following the cost revision. Any on hand raw material, work in process, finished goods inventories or material in transit will have the appropriate debt or credit applied based on the monthly pricing review.


     5.4  Cost Reductions.  During the term of this Agreement and any renewal
          ---------------
     period, SMTC shall make reasonable efforts to reduce the cost of each Product by a minimum of [***] per calendar quarter, excluding Cobalt consigned Assembly Components. Cobalt and SMTC shall each designate a representative to coordinate such cost reduction efforts. Cobalt and SMTC shall review Product cost and quality monthly for existing products and shall mutually establish costs for new Product(s) as released from Cobalt. In the event that this Agreement is renewed, Cobalt and SMTC shall establish the initial costs for the Products during the renewal terms 30 days prior to the start of the renewal period.


     5.5  Special Provision for Non Cancelable Items and Boards. In the event
          -----------------------------------------------------
     that this Agreement is terminated for any reason, Cobalt shall reimburse SMTC for the non-cancelable Assembly components within the leadtimes set forth on Appendix C, completed and work-in-process Boards covered by a
              ----------
     binding Forecast, Finished Goods that are in RMA stockroom or under RMA repair, and past due rework charges outstanding.


     5.6  Special Performance Bonuses and Penalties. Cobalt and SMTC agree that
          -----------------------------------------
     available-to-promise("ATP"), on time delivery of Finished Goods ("OTD")and out-of-box audit ("OBA") are critical to Cobalt's customers satisfaction. SMTC's compensation under this Agreement shall be adjusted monthly after the Initial Term based on the foregoing criteria in accordance with the following matrix:


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

----------------------------------------------------------------------------------------
Type of Cobalt Customer                Criteria       Cobalt Req.           Monthly
                                                      ship date (mo.        Bonus
                                                      ave)
----------------------------------------------------------------------------------------
OEM type customer (larger              OTD late or    Less than 1 day       Add [***]
volumes with scheduled                 early OBA
delivery over time)                    Yield          Greater than 99.95    Add [***]
----------------------------------------------------------------------------------------
Direct Sales (smaller                  ATP            Less than 2 days      Add [***]
immediate ship orders)                 OBAYield       Greater than 99.95%   Add [***]

----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Type of Cobalt Customer            Criteria                Penalty
                                   not met

---------------------------------------------------------------------------------------------------
OEM type customer (larger        Greater than 1 day        Subtract [***] for every day late
volumes with scheduled                                     or early
delivery over time)              Less than 99.95           Subtract [***] for every .05% yield
---------------------------------------------------------------------------------------------------
Direct Sales (smaller            Greater than 2 days       Subtract [***] for every day late
immediate ship orders)           Less than 99.95           Subtract [***] for every .05% yield
---------------------------------------------------------------------------------------------------

     All time based criteria shall be measured from the time Cobalt submits a customer's order to SMTC until such customer's Finished Good(s) leaves SMTC's premises or designated point of distribution. Compensation shall be adjusted monthly and calculated as a percentage of the total cost of Boards and Assembly components procured by SMTC for the Finished Goods shipped to a particular type of customer during a particular month and based on the average number of days late/early all shipments to such type of customer were in a particular month. A sample calculation is contained in Appendix
                                                                      --------
     H. Bonus payments shall be paid quarterly. Penalties shall be payable by offsetting amounts due SMTC under this Agreement. There is a [***] limit as to the OTD penalty that may be imposed in a particular quarter. There is a [***] limit to the ATP penalty that may be imposed in a particular month. There is a [***] limit to the OBA Yield that may be imposed in a particular month. Cobalt may conduct OBA audits of packaged Finished Goods at SMTC shipping facility during normal business hours.


6.0  QUALITY AND GENERAL REPORTING REQUIREMENTS

     6.1  SMTC shall provide the following reports or information to Cobalt:


---------------------------------------------------------------------------------
         REPORT / INFORMATION                           FREQUENCY
         --------------------                           ---------
---------------------------------------------------------------------------------
Available to Promise Report                                 Daily
---------------------------------------------------------------------------------
Final Assembly Schedule                                     Twice Weekly
---------------------------------------------------------------------------------
FGI Receiving / Shipping Log                                Daily
---------------------------------------------------------------------------------
MFG WIP reports (by board type & system level)              Twice Weekly
 - Qty in 1st OP.
 - Qty in 2nd OP.
 - Qty in Box Build
 - Qty in test
 - Qty in Debug
---------------------------------------------------------------------------------
        YIELD reports (by board type & system Ivl)                  Weekly
 - Inspection
 - 1/st/ Functional
---------------------------------------------------------------------------------


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

------------------------------------------------------------------------------------------------------
 -
------------------------------------------------------------------------------------------------------
         RMA Reports                                                    Weekly
 - Number of units returned
 - Turnaround time
 - Failure report
 - Circuit Location of fault
------------------------------------------------------------------------------------------------------
 - Materials PPV report                                                 Monthly
------------------------------------------------------------------------------------------------------
Labor Variance report                                                   Monthly
------------------------------------------------------------------------------------------------------


7.0  COBALT DELIVERABLES

     7.1 Unless otherwise agreed, Cobalt shall provide SMTC all information required for the manufacture of Cobalt products. Cobalt will also provide SMTC all unique test equipment, test procedures, and software code for loading of production disk drives and programmable devices. The above information, software code, and equipment remain the proprietary property of Cobalt.


8.0  NEW PRODUCT INTRODUCTION AND DESIGN SUPPORT


     8.1 Relations with SMTC.  SMTC will coordinate with Cobalt in the design
         -------------------
     and procurement of all tooling and fixtures required for the build and assembly process. Cobalt shall bear the cost of all capital expenditures for Cobalt-unique tooling and fixturing. All Cobalt owned equipment and tools shall be marked with a Cobalt control number prior to installation at SMTC. If SMTC purchases such equipment or tools on Cobalt's behalf, Cobalt will provide the appropriate control numbers for marking.


     8.2 New Products.  SMTC and Cobalt will jointly perform a detailed design
         ------------
     for manufacturing, design for assembly and design for test analysis on new products and assemblies. Upon [***] written notice, SMTC shall provide a [***] business day turnaround for prototypes for new products at no additional charge. SMTC shall source and kit components for Cobalt prototype system level bills of material within [***] days for new product designs and [***] days for existing product design modifications from written notification from Cobalt. SMTC shall provide a [***] turnaround on prototype repairs.

9.0  TERM AND TERMINATION


     9.1  Term. The initial term of this Agreement shall be one (1) year
          ----
     commencing on the effective date, unless terminated in accordance with the provisions of this Section 9. This Agreement shall be automatically renewed at the end of each one year period unless either party terminates this Agreement pursuant to Section 9.2 or 9.3. In the event that this Agreement is terminated for any reason, Cobalt may place a one time purchase order for a mutually agreed to quantity of Finished Goods and/or Boards.


     9.2  Termination.  This Agreement may be terminated at any time, without
          -----------
     cause, by either party upon giving the other party at least ninety (90) days written notice, or by either party on ninety (90) days notice if there is failure to agree on a price increase according to Section 5..2. Such termination shall be effective on the date stated in such notice.


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     9.3  Termination for Cause. This agreement may be terminated immediately
          ---------------------
     for cause by either party in the event the other party (i) files a voluntary petition in bankruptcy, (ii)has an involuntary petition of bankruptcy filed against it which is not discharged within 60 days, (iii) makes a general assignment for the benefit of creditors, (iv)is unable to pay its debts as they become due, (iv) has a receiver appointed on account of its insolvency or (v) fails to pay amounts due under agreed upon terms and conditions hereunder so as to be in default and fails to cure any such default within thirty (30) days after written notice.


     9.4  Effect of Termination. In the event of any termination or expiration
          ---------------------
     of this Agreement, the parties shall, within thirty (30) days after such termination or expiration, return or destroy all copies of any Confidential Information provided hereunder in such party's possession or control and, upon request, shall furnish to such other party an affidavit or declaration signed by an officer of such party certifying that such delivery or destruction has been fully effected. Notwithstanding termination of this Agreement, Cobalt shall be liable within lead times for the Cobalt unique non-cancelable items listed in Appendix C, Boards covered by a binding Forecast, Finished Goods in an RMA stockroom or under RMA repair, and past due rework charges outstanding.


     9.5  Survival of Obligations. The following provisions shall survive any
          -----------------------
     termination or expiration of this Agreement: Section 5.4 (Special Provision for Non-Cancelable Items and Boards), Section 9.4 (Effect of Termination),
     Section 9.5 (Survival of Obligations), Section 12 (Confidentiality and Intellectual Property Rights), Section 14 (SMTC Limited Warranty and Limitations of Liability), and Section 17 (General Provisions).


10.  FORCE MAJEURE


     10.1 Force Majeure. Neither party shall be liable for failure to fulfill
          -------------
     its obligations under this Agreement, or for delays in delivery, due to causes beyond its reasonable control, including-but not limited to - acts of God or nature, acts or omissions of civil or military authority, Government priorities, fires, strikes, floods, epidemics, quarantine restrictions, riots, war, and delays in transportation. The time for performance of any such obligation shall be extended for the time period lost by the reason of the delay. Cobalt, SMTC and the SMTC shall use their best efforts to recover from any such delay.


11.  INSURANCE

     11.1 Insurance.   SMTC shall maintain adequate insurance no less than
          ---------
     $2,000,000 against fire, theft and damage for the inventory of Finished Goods, work-in-process, and Assembly component inventories that Cobalt is liable for. Cobalt shall maintain adequate insurance against fire, theft, and damage to cover any Cobalt consigned material, test fixtures, capital equipment, and other Cobalt material in the hands of SMTC.


     11.2 Due Care. The parties agree to take all reasonable precautions to
          --------
     prevent injury to any persons or damage to property during the terms of this Agreement and shall defend, indemnify, and hold (each other, its officers, directors, agents and employees) harmless from and against any and all claims, losses, expenses (including reasonable attorney's fees), demands, or judgements ("Claims") which result from or arise out of: (1) the presence of the other or equipment or tools used by either in the performance of this Agreement on the property of the other; or (2), the use of equipment, tools, or facilities ("Equipment") whether or not any Claims are based upon the condition of the equipment or any agent's, or employee's alleged negligence in permitting its use.


12.  CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY RIGHTS

     12.1 Confidential Information. "Confidential Information" means
          ------------------------
     confidential and proprietary information of either party ("Disclosing Party") that is disclosed to the other party ("Receiving Party") pursuant to this Agreement, including, but not be limited to any trade secrets, knowledge, data or other information of the disclosing party relating to products, research-and development activities, processes, software, concepts, know-how, designs, test data, customer lists, business plan, marketing plans, which in the case of written information is marked "confidential" or "proprietary", and which in the case of information disclosed orally is identified at the time of the disclosure as confidential and proprietary and will be summarized and confirmed in writing as such by the Disclosing Party within ten (10) days after the disclosure. Confidential Information shall not include information that:
     (i) is generally available to the public through no fault or breach of the Receiving Party; (ii) the Receiving Party can demonstrate to have had rightfully in its possession prior to disclosure by the Disclosing Party;
     (iii) is independently developed by the Receiving Party without the use of any Confidential Information; (iv) the Receiving Party rightfully obtains from a third party who has the right to transfer or disclose it; or (v) is required to be disclosed by an order of a court or governmental agency, provided that the Receiving Party shall have first given notice to the Disclosing Party to allow the Disclosing Party to make a reasonable effort to obtain a protective order or other confidential treatment for the Confidential Information.


     12.2 Nondisclosure.   Each party shall not disclose, publish, or
          -------------
     disseminate the Confidential Information of the other party to anyone other than those of such Receiving Party's employees and consultants with a need to know, or as may by required by legal process, and each party agrees to take reasonable precautions, but in no event less than due care, to prevent any unauthorized use, disclosure, publication, or dissemination of the other party's Confidential Information; provided that each party to whom such Confidential Information is disclosed agrees to be bound by the provisions of Sections 12.1 and 12.2. Each party agrees to accept the other party's Confidential Information for the sole purpose of carrying out such Receiving Party's authorized activities under this Agreement. Each party agrees not to use the Confidential Information of the other party otherwise for its own or any third party's benefit other than as contemplated herein without the prior written approval of an authorized representative of the Disclosing Party in each instance.


     12.3 Intellectual Property Rights. As between the parties, except as
          ----------------------------
          otherwise provided in this Agreement, all Intellectual Property embodied in the Products, Assemblies and the Finished Goods belong to and will remain exclusively with Cobalt. During the term of this Agreement, SMTC shall have a non-exclusive license to use the Intellectual Property soley for the purposes contemplated by this Agreement.


     12.4 Confidentiality of this Agreement. The terms of this Agreement shall
          ---------------------------------
          be deemed to be the confidential information of each party. In the event of a disclosure of this Agreement or its terms required by law, including a disclosure required by the Securities and Exchange Commission, the disclosing party shall use all reasonable efforts to obtain confidential treatment of materials so disclosed.

13. CERTIFICATIONS

     13.1 Certifications.  SMTC shall maintain all necessary certifications,
          --------------
     including without limitation ISO9000 and UL certification status, and verify SMTC's certifications, including its ISO9000 and UL certification status, on a periodic basis and shall notify Cobalt immediately in writing upon loss of any such certifications. SMTC shall use its best efforts to obtain, and cause SMTC to obtain, BABT certification and other similar certifications required by Cobalt.

14. SMTC LIMITED WARRANTY AND LIMITATIONS OF LIABILITIES


     14.1 Warranty.  SMTC warrants to Cobalt that Assembly components purchased
          --------
     pursuant to this Agreement will conform to the manufacturer's specifications for such products and that any value-added work performed by SMTC on any such products will conform to applicable Cobalt specifications relating to such work. IN PARTICULAR, SMTC MAKES NO WARRANTY RESPECTING THE MERCHANTABILITY OF THE FINISHED GOODS OR BOARDS OR THEIR SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE.


     14.2  Transfer of Warranty. SMTC will grant to Cobalt a minimum fifteen
           --------------------
     (15) month transferable manufacturer's warranty and any indemnification that SMTC receives from the manufacturer. SMTC will also transfer to Cobalt whatever warranties and indemnities SMTC receives from the manufactures of the Assembly components, subject to any manufacturer imposed restrictions. With respect to Assembly components that do not meet applicable manufacturer's specifications, SMTC's liability is limited (at SMTC's discretion) to (1.) Refund of Cobalt purchase price for such products (without interest); (2.) Repair of such products, or; (3.) Replacement of such products provided, however, such products must be returned to SMTC, transportation charges collect to SMTC. Cobalt shall not, in any event, be entitled to, and SMTC shall not be liable for indirect, special, incidental, or consequential damages of any nature including - without being limited to -loss of profit, promotional or manufacturing expenses, overhead, injury to reputation or loss of Cobalt customer networks. Cobalt's recovery from SMTC from any claim shall not exceed SMTC's purchase price for such Assembly components and shipping charges if applicable, irrespective of the nature of the claim, whether in contract, tort, warranty, or otherwise.


     14.3  Finished Goods Warranty.  SMTC warrants that the Finished Goods sold
           -----------------------
     under this Agreement will be free from manufacturing defects for a period of [***] from date of shipment to customer (OEM, Distributor, VAR, reseller, or direct sales). The warranty period for returned Finished Goods shall be the balance of the original warranty period or [***] whichever is greater. The warranty is void if product(s) have been subjected to abuse, misuse, accident, alteration, neglect, operation outside of parameters or environments specified in Cobalt's product specifications or unauthorized repair, installation, or alterations by anyone other than SMTC. if SMTC and Cobalt jointly determine that a Finished Good under warranty product is irreparable, or SMTC no longer possesses the tools and equipment necessary to perform the repairs, SMTC shall have the option to refund the cost of replacement.


15. GENERAL

     15.1   Assignment.  Neither party may assign its rights or delegate its
            ----------
     obligations under this Agreement, either in whole or in part, without the prior written consent of the other party other than an assignment by either party of this Agreement by merger, acquisition, or sale of all or substantially all of its assets. Any attempted assignment or delegation without such prior consent will be null and void. The rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties' respective successors and permitted assigns.

     15.2  Relationship of Parties. The parties to this Agreement are
           ------------------------
     independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. Except as provided in this Agreement neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.


     15.3  Notices. Any notice or payment required or permitted to be made or
           -------
     given by either party hereto pursuant to this Agreement will be deemed delivered on the date of issuance if sent by such party to the other party by mail certified, return receipt requested, commercial courier, personal delivery, or a similar reliable delivery method with proof of delivery, addressed to the addresses set forth above or to such other address as a party shall designated by written notice given to the other party. Electronic mail and facsimile may be used; provided, that any document so delivered is also reduced to hard copy and delivered by one of the foregoing methods.

     15.4  Governing Law.  This Agreement shall be construed and interpreted in
           -------------
     accordance with the laws of the State of California without reference to or application of conflict of law rules.

     15.5  Export Administration Act and Related Laws.   To the extent that the
           ------------------------------------------
     export, resale and re-export of the Finished Goods is subject to the U.S. Export Administration Act of 1979, as amended (the "Export Act"), and the regulations promulgated thereunder, and any other regulation of any jurisdiction with respect to export or import, SMTC will comply with its obligations under the Export Act and such regulations.

     15.6  Severability.   if any part of this Agreement is found to be invalid
           ------------
     or unenforceable by a court of competent jurisdiction, then it will be enforced to the maximum extent permitted by law and the remaining provisions shall remain in full force and effect. Furthermore, the parties agree to substitute for the invalid or unenforceable provision a valid and enforceable provision which most closely approximates the intent and economic effect of the invalid or unenforceable provision.


     15.7  Waiver. The waiver of any breach of any provision of this Agreement
           ------
     shall not constitute a waiver of any subsequent breach of the same other provisions herein. To be effective, a Waiver must be in writing and signed by the waiving party.

     15.8  Rights of Third Parties.   Nothing contained in this Agreement,
           -----------------------
     express or implied, shall be deemed to confer any rights or remedies upon, nor obligate any of the parties hereto, to any person or entity other than such parties, unless expressly stated to the contrary.

     15.9  Counterparts.  This Agreement may be executed in any number of
           ------------
     counterparts, each of which shall be enforceable and all of which together shall constitute one instrument.

     15.10 Headings.  All section headings provided herein are for convenience
           --------
     only, and shall not be used as a basis for construction or interpretation of this Agreement.

     15.11 Entire Agreement. This Agreement, including the Appendices hereto
           ----------------
     which are expressly incorporated herein by reference, constitutes the complete and exclusive understanding and agreement between the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. This Agreement may not be altered, modified, amended, changed, rescinded or discharged, in whole or in part, except by written agreement executed by both parties.

       Acceptance of this Agreement shall be indicated by signature of authorized persons of both parties below:

       SMTC, Inc.                   Cobalt Networks, Inc.


       By:/s/ Gary Walker                By: /s/ Gary Martell
          -------------------                --------------------------


       Printed: Gary Walker              Printed: Gary Martell
                -------------                     ----------------------

       Title: Vice President             Title: Chief Operating Officer
              ---------------                   ------------------------

       Date: September 3, 1999           Date: September 3, 1999
             -----------------                 -------------------------

       Address: 2302 Trade Zone Lane     Address: 555 Ellis Street
                ----------------------            -----------------------
                San Jose, CA 95131                Mountain View, CA 94043
                ----------------------            -----------------------
       Phone: (408) 934-7100             Phone: (650) 623-2500
       ------------------------                -------------------------

CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              List of Appendices
                              ------------------


          Appendix A          Products, prices, and material costs
          Appendix B          Form of Forecast
          Appendix C          Cobalt Unique Parts and Leadtimes
          Appendix D          List of suppliers
          Appendix E          Returns Policy
          Appendix F          Cobalt Supplied Products
          Appendix G          Changes to Contract
          Appendix H          Sample calculation of Bonus and Penalty structure

                                  APPENDIX A


              PRICING FOR TURNKEY SERVICE AND PURCHASE AGREEMENT


This Appendix constitutes the pricing structure for the contract between SMTC and Cobalt as of the effective date. The charges consist of three major categories: Materials, Turnkey Material Cost Charges, Customer Supplied Component Material Cost, Customer Supplied Component Material Cost Turnkey Charge, Labor and SMTC Profit on Materials.


Definitions
-----------


Material Cost - shall consist of all Assembly components necessary to build a Cobalt product as indicated on the product specific bill of material. These components are procured and/or supplied by SMTC and are not consigned customer supplied components.

Customer Supplied Components - shall consist of all assembly components procured and/or supplied by Cobalt necessary to build a Cobalt product as indicated on the product specific bill of material. These components are procured and/or supplied by Cobalt and are not procured and/or supplied by SMTC.

Bill of Material - The Cobalt bill of material is the summary of all necessary assembly components necessary to build any specific Cobalt product.

Material Turnkey Charge - indicates the percentage SMTC shall charge Cobalt in addition to the material cost.

Customer Supplied Component Turnkey Charge - shall consist of the percentage SMTC shall charge Cobalt for warehousing and handling consigned customer supplied components, such as [***].

Labor - shall consist of SMTC's labor costs necessary to build any Cobalt product. These labor costs are mutually agreed upon between SMTC and Cobalt on a [***] basis.

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Pricing Model
-------------
Cobalt Part Number         Description    QPA     Cost     Ext. Cost

Final Assemblies              [***]      [***]    [***]      [***]

[***]                         Labor[***] [***]    [***]      [***]

                                                  [***]      [***]


Sub Assemblies

[***]                         [***]      [***]    [***]      [***]

                              Labor[***] [***]    [***]      [***]

                                                  [***]      [***]

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Volume Pricing Table (based on SMTC procured and/or supplied material)
--------------------

[***]

Example (This calculation is for illustration purposes only)

[***]


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***]

Product:

[***]

--------------------------------------------------------------------------------
COBALT BILL OF MATERIAL COST ROLL UP - [***]
    AS OF:  [***]
--------------------------------------------------------------------------------

 Cobalt Part Number    Description                                                     QPA           Cost           Ext. Cost
---------------------------------------------------------------------------------------------------------------------------------
                       <X>

FINAL ASSEMBLIES

    [***]                                                                           [***]           [***]            [***]


SUB ASSEMBLIES

    [***]                                                                           [***]           [***]            [***]

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

APPENDIX B


                               FORM OF FORECAST




                                                                     Cobalt Networks Inc., Product Forecast


       AS OF:
      8/23/99                           19 98          JAN 99'  FEB   MAR            APR    MAY     JUN
--------------------------------------------------     ----------------------------------------------------------
                       FG             Q4     YR                               Q1                            Q2
-----------------------------
                       LOC
                     --------
                      MIN B
--------------------------------------------------     ------------------------------------------------------------

                     -----------------------------     ------------------------------------------------------------
      [***]                   FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
      [***]                   FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
      [***]
      [***]                   FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]

---------------------                -------------     ----------------------------------------------------------
    TOTAL [***]                      [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
--------------------------------------------------     ----------------------------------------------------------

       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]

       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]

       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]

       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
       [***]                  FRCST  [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]

---------------------                -------------     ----------------------------------------------------------
     TOTAL [***]                     [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
--------------------------------------------------     ----------------------------------------------------------

---------------------                -------------     ----------------------------------------------------------
   TOTAL [***]                       [***]  [***]       [***]  [***] [***]   [***]   [***]  [***]   [***]  [***]
---------------------                -------------     ----------------------------------------------------------



       AS OF:
      8/23/99                     JUL     AUG    SEP             OCT    NOV    DEC
---------------------           ---------------------------    -----------------------------
                                                         Q3                            Q4         YR         Q1
                                                                                                 1999       2000
---------------------           -------------------------------------------------------------   --------   --------
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                                                                                      [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]

---------------------           -------------------------------------------------------------   --------   --------
    TOTAL [***]                   [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
---------------------           -------------------------------------------------------------   --------   --------
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]

       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]

       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]

       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
       [***]                      [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]

---------------------           -------------------------------------------------------------   --------   --------
     TOTAL [***]                  [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
---------------------           -------------------------------------------------------------   --------   --------

---------------------           -------------------------------------------------------------   --------   --------
   TOTAL [***]                    [***]    [***]  [***]   [***]   [***]  [***]  [***]   [***]     [***]       [***]
---------------------           -------------------------------------------------------------   --------   --------


NOTES:
1.   This forecast includes new product introduction of [***] time frame
2.   Changes from [***]
3.   Changes from [***]
4.   Changes from [***]
5.   Changes from [***]

Actual orders for product in May 99' was [***] systems.  Backlog of [***] units carried into June
Actual orders for product in June 99' was [***] systems.  Backlog of [***] units carried into July
Actual orders for product in July 99' was [***] systems.  Backlog of [***] units carried into August


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX C


                            COBALT UNIQUE MATERIALS


                                      APPENDIX C

COBALT UNIQUE MATERIALS LIST
                6/22/99

----------------------------------------------------------------------------------------------------------------------------------
Cobalt Part Number                  Description 1                                 Supplier                Item cost   LEAD TIME
                                                                                                                      (in weeks)
----------------------------------------------------------------------------------------------------------------------------------
[***] COVERED BY BINDING FORECAST
----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNIQUE COMPONENTS                                                                                    $[***]
---------------------------------------------------------------------------------------------------------------------



[***] COVERED BY BINDING FORECAST
----------------------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNIQUE [***]                                                                                          $[***]
--------------------------------------------------------------------------------------------------------------------------


UNIQUE COMPONENTS THAT ARE INCLUDED IN THE COST OF ABOVE ROLLED-UP ASSYS
------------------------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------------------


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX D


                               LIST OF SUPPLIERS


     Cobalt directs SMTC to use the Manufacturing site(s) as listed below in performance of this agreement:


 1.  Name:     Service Mount Technology Centre


     Address:  2302 Trade Zone Blvd, San Jose, California 95131


 2.  Name:


     Address:


 3.  Name:


     Address:

                                  Appendix E


                    RETURN MATERIALS AUTHORIZATION PROCESS


                                    [***]


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX F


                           COBALT SUPPLIED PRODUCTS


                     Product Supplied from Cobalt to SMTC


PART # DESCRIPTION      COBALT PART #    MFR PART #     REVISION
------------------      -------------    ----------     --------

[***]                      [***]            [***]         [***]

[***]                      [***]            [***]         [***]

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

APPENDIX G

                              CHANGES TO CONTRACT


The following changes or additions to the attached agreement have been agreed upon by both SMTC and Cobalt:

                                   APPENDIX H

                 SAMPLE CALCULATION OF BONUS/PENALTY STRUCTURE

1.  All times are measured from time of notice to time shipped from dock.

2. Example: [***] OEM units OTD at [***] day, [***] Direct ship [***] [***] than [***] days, [***] greater than [***] SMTC would receive a bonus of [***] by SMTC for that assembly. If [***] was [***], and [***] units were shipped that [***], SMTC would receive a [***] bonus of [***]

    ATP bonus of [***]

    OBA bonus of [***] for a total of an $[***] bonus for the month.

3. Example: If the monthly average of [***] is [***] for all [***] and the [***] for [***] is lower than [***], but [***] exceeds [***] and is measured for the [***] at [***] ([***] in excess of need) for total monthly direct shipments of [***], the calculation would be as follows:

    OBA bonus:  [***]

    OTD bonus   [***]

    ATP [***]

    Amounts normalized by [***].

3. Example of how [***] is calculated. On [***] in the month that are shipped to direct customers (not scheduled [***] shipments), for [***] of the month, the published [***] is [***], on [***] of the [***] the [***] is published at [***], but for [***] of the month, the published [***] days, therefore the average [***] is [***] and the [***] is applied as [***]. If [***] of [***], and [***] of [***], the [***] would be calculated as [***] and the penalty would be [***]. If [***] the [***], and [***], the monthly average [***] would be calculated as [***] and the [***] would be [***]. Amounts normalized by [***]

4. On time delivery reports are measured and calculated as in Example 3 above, except measure from the time the order is scheduled to ship to time actual shipment occurs from SMTC dock. Transit time issues from the freight carrier to customer dock are not part of this calculation. For [***] metric, [***] or [***] are measured in absolute value. If [***] are [***], the [***] is applied. If [***] are [***] and [***], the [***] is deemed [***].

5. [***] is measured by the [***] on Finished Goods. [***] averages will be compiled into a monthly [***] specifying [***] average.




[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.